As filed with the Securities and Exchange Commission on April 20, 2005
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2005



                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                      1-5706               58-0971455
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation) No.)                                Identification No.)


                  8000 Tower Point Drive, Charlotte, NC             28227
                  -------------------------------------           ---------
                 (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (704) 321-7380
                                                    --------------


          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

         On April 20, 2005, Metromedia International Group, Inc. issued a press release announcing financial results for the fourth quarter and annual 2004 results. A copy of this press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Additional Information and Where to Find It:

         The Registrant intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed sale of the Registrant's interest in PeterStar to First National Holding S.A., a societe anonyme organized under the laws of Luxembourg ("FNH"), Emergent Telecom Ventures S.A., a societe anonyme organized under the laws of Switzerland ("ETV"), and Pisces Investment Limited, a company organized under the Companies Law of Cyprus and wholly-owned subsidiary of FNH and ETV ("Pisces", and together with FNH and ETV, the "Buyers"). Investors and security holders of the Registrant are urged to read the proxy statement and other relevant documents when they become available because they will contain important information about the Registrant, the Buyers and the proposed sale. Investors and security holders of the Registrant may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC's website at www.sec.gov, and at the Registrant's website at www.metromedia-group.com. In addition, investors and security holders of the Registrant may obtain free copies of the proxy statement (when it becomes available) by writing to 8000 Tower Point Drive, Charlotte, NC 28227, Attention: Investor Relations, or by emailing to investorrelations@mmgroup.com.

         The Registrant and its directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed sale. A description of the interests in the Registrant of its directors and executive officers is set forth in the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC on May 26, 2004 and in the Registrant's proxy statement for its 2003 annual meeting of stockholders filed with the SEC on October 20, 2003. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed sale, and a description of their direct and indirect interests in the proposed sale, will be set forth in the proxy statement when it is filed with the SEC.

Item 9.01         Financial Statements and Exhibits

(c) Exhibit 99.1 Press Release of Metromedia International Group, Inc., dated April 20, 2005.

                                                     SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         METROMEDIA INTERNATIONAL GROUP, INC.


                         By:  /S/ HAROLD F. PYLE, III
                              ------------------------------------------------
                               Name:  Harold F. Pyle, III
                               Title: Executive Vice President Finance,
                                      Chief Financial
                                      Officer and Treasurer

Date: April 20, 2005
Charlotte, NC